UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHEMBIO DIAGNOSTICS, INC.
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CHEMBIO DIAGNOSTICS, INC.
3661 Horseblock Road
Medford, NY 11763
(631) 924-1135
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held June 18, 2015
The Annual Meeting of Shareholders of Chembio Diagnostics, Inc. will be held on June 18, 2015 at 10:00 am (local time) at Chembio, 3661 Horseblock Road, Medford, New York 11763, for the following purposes:
1.	To elect five directors to the Company's Board of Directors;
2.	To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of BDO USA, LLP to serve as our independent public accountants for the fiscal year ending December 31, 2015;
3.	To consider and vote on a proposal to approve, on an advisory basis, the compensation paid to our named executive officers (as that term is defined in this Proxy Statement for the 2015 Annual Meeting of Shareholders);
4.	To, in their discretion, vote upon an adjournment or postponement of the meeting; and
5.                    To transact any other business that properly may come before the Annual Meeting.

 Only the shareholders of record as shown on our transfer books at the close of business on April 20, 2015 are entitled to notice of, and to vote at, the Annual Meeting.  Our Annual Report for the fiscal year ended December 31, 2014 on Form 10-K is being provided to shareholders with this Proxy Statement. The Annual Report is not part of the proxy soliciting material.

All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy via the Internet or in the accompanying envelope (which requires no postage if mailed in the United States), as applicable. The person executing the proxy may revoke it by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.
Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 18, 2015:
The Proxy Statement, form of Proxy, and Annual Report to Shareholders for the fiscal year ended December 31, 2014 are available free of charge at http://www.chembio.com/investors/proxy/.  The Notice of Internet Availability of Proxy Materials was mailed to beneficial owners beginning on or about April 28, 2015.  Paper copies of the Proxy Materials were mailed to shareholders of record beginning on or about April 28, 2015.
All shareholders are extended a cordial invitation to attend the Annual Meeting. If you would like to obtain directions to be able to attend the Annual Meeting in person, please contact Ms. Bobbie Coco at (631) 924-1135 or bcoco@chembio.com.
On Behalf of the Board of Directors
/s/ John J. Sperzel III
Medford, New York                                                                                   John J. Sperzel III
April 21, 2015                                                                                                     Chembio Diagnostics, Inc., Chief Executive Officer

PROXY STATEMENT

CHEMBIO DIAGNOSTICS, INC.
3661 Horseblock Road
Medford, NY 11763
(631) 924-1135

ANNUAL MEETING OF SHAREHOLDERS
To be held June 18, 2015

SOLICITATION AND REVOCATION OF PROXIES
This Proxy Statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Chembio Diagnostics, Inc., a Nevada corporation (referred to as the "Company" or "Chembio" or "we" or "us"), to be voted at the Annual Meeting of Shareholders to be held at 10:00 am (local time) on June 18, 2015 at Chembio, 3661 Horseblock Road, Medford, New York 11763, or at any adjournment or postponement of the Annual Meeting.  We anticipate that this Proxy Statement and the accompanying form of proxy will be first made available to shareholders on or about April 28, 2015.

In accordance with rules and regulations adopted by the SEC, we are furnishing proxy materials to our shareholders of record by (i) mailing a printed copy of the proxy materials, and (ii) providing Internet access to the proxy materials at http://www.chembio.com/investors/proxy/.  Shareholders of record who receive a printed copy of proxy materials as well as shareholders of record who receive a Notice of Internet Availability of Proxy Materials each will be permitted to access our proxy materials on the Internet.  In addition, shareholders of record who receive a Notice of Internet Availability of Proxy Materials can receive a printed copy of the proxy materials by requesting this information from the Company.  The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet.

A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary prior to the start of the Annual Meeting, by substituting a new proxy executed at a later date prior to the start of the Annual Meeting, or by requesting, in person at the Annual Meeting, that the proxy be returned.

The solicitation of proxies is to be made on the Internet and through mailings. However, following the initial solicitation, further solicitations may be made by telephone or oral communication with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to provide access to the solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

VOTING SECURITIES
The close of business on April 20, 2015 has been fixed as the record date for the determination of holders of record of the Company's common stock, $0.01 par value per share, entitled to notice of and to vote at the Annual Meeting.  Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter to be voted on at the Annual Meeting for each share of common stock held by that stockholder on the record date.  On the record date, 9,627,248 shares of common stock were outstanding and eligible to be voted at the Annual Meeting.  A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders.  If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes.  The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the shareholders' shares with respect to a postponement or adjournment of the Annual Meeting.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original meeting.

VOTING PROCEDURES
Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the meeting. You can ensure that your shares are voted at the meeting by submitting your proxy card on the Internet, or by completing, signing, dating and returning the enclosed proxy form in the envelope provided, such that they are received no later than the day before the Annual Meeting. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a shareholder submits his or her proxy card and withholds authority to vote for any or all of the items, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Rule 452 of the New York Stock Exchange (NYSE), which governs all brokers, permits brokers to vote their customers' stock held in street name on routine matters when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers' stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes. The ratification of the independent auditor is a routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions. While the advisory vote on the compensation of our named executive officers and the advisory vote on the frequency of such votes on compensation are routine matters, brokers are not allowed to vote on these matters unless they have received voting instructions from their customers. The election of directors is a non-routine matter on which brokers are not allowed to vote unless they have received voting instructions from their customers. Due to recent rule changes by the NYSE, your broker will no longer be allowed to vote your shares on the election of our directors without your specific instructions. Shares in the names of brokers that are not voted on a particular matter are treated as not present with respect to that matter.

We will announce voting results at the meeting, and we will publish the final results within four business days following the meeting on a Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS
This Proxy Statement includes "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  All statements other than statements of historical facts included in this Proxy Statement regarding our financial position, business strategy and plans and objectives of management for future operations and capital expenditures are forward-looking statements.  Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct.
BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES BY FIVE PERCENT BENEFICIAL OWNERS AND MANAGEMENT
On April 20, 2015, there were 9,627,248 shares of common stock issued and outstanding and eligible to be voted at the Annual Meeting.  The following table sets forth certain information regarding the beneficial ownership of our common stock on April 20, 2015 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors, each of our "named executive officers," and all our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended, and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by him.
The beneficial ownership percent in the table is calculated with respect to the number of outstanding shares (9,627,248) of the Company's common stock outstanding as of April 20, 2015.  For purposes of the beneficial ownership table, the number of shares owned beneficially by a shareholder is calculated as the number of shares of common stock owned plus the number of shares (the "Conversion Shares") into which any preferred stock, warrants, options or other convertible securities owned by that shareholder can be converted within 60 days of the date of calculation of the ownership number.  The beneficial ownership percent for that shareholder is calculated by dividing the number of shares owned beneficially by the sum of the total number of the Company's shares outstanding and the number of Conversion Shares attributable to that shareholder.
In this Proxy Statement, the term "named executive officer" refers to our principal executive officer and our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of 2014. The term "named executive officer" also refers to up to two additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers of the Company at the end of 2014. There currently are no such additional individuals for the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
John J. Sperzel (1) 3661 Horseblock Road Medford, NY 11763	50,000	0.52%

Esfandiari, Javan (2) 3661 Horseblock Road Medford, NY 11763	144,844	1.50%

Larkin, Richard (3) 3661 Horseblock Road Medford, NY 11763	66,514.69%

Ippolito, Tom (4) 3661 Horseblock Road Medford, NY 11763	38,916.40%

Steele, Michael (5) 3661 Horseblock Road Medford, NY 11763	24,785.26%

Klugewicz, Sharon (6) 3661 Horseblock Road Medford, NY 11763	37,130.38%

Meller, Gary (7) 3661 Horseblock Road Medford, NY 11763	114,375	1.19%

Davis, Katherine L. (8) 3661 Horseblock Road Medford, NY 11763	67,671.70%

DeBuono, Barbara (9) 3661 Horseblock Road Medford, NY 11763	39,454.41%

Kissinger, Peter (10) 3661 Horseblock Road Medford, NY 11763	41,254.43%

All directors and executive officers as a group (11)	623,143	6.29%

Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	1,050,280	10.91%

Norman H. Pessin 366 Madison Ave, 14th Floor New York, NY 10017	616,476	6.40%

(1)	Includes 50,000 shares issuable upon exercise of options exercisable within 60 days. Does not include 200,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(2)	Includes 32,734 shares issuable upon exercise of options exercisable within 60 days. Does not include 10,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(3)	Includes 23,217 shares issuable upon exercise of options exercisable within 60 days.
(4)	Includes 20,399 shares issuable upon exercise of options exercisable within 60 days.
(5)	Includes 24,785 shares issuable upon exercise of options exercisable within 60 days. Does not include 12,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(6)	Includes 27,130 shares issuable upon exercise of options exercisable within 60 days. Does not include 14,500 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(7)	Includes 9,375 shares issuable upon exercise of options exercisable within 60 days. Does not include 37,500 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(8)	Includes 9,375 shares issuable upon exercise of options exercisable within 60 days. Does not include 37,500 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(9)	Includes 39,454 shares issuable upon exercise of options exercisable within 60 days. Does not include 9,375 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(10)	Includes 39,454 shares issuable upon exercise of options exercisable within 60 days. Does not include 9,375 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(11)	Includes footnotes (1)-(10).

AVAILABLE INFORMATION
Copies of our Annual Report on Form 10-K are being furnished to each shareholder with this Proxy Statement, and are available on the internet at http://www.chembio.com/investors/proxy/ pursuant to the instructions set forth in the attached "Notice Regarding the Availability of Proxy Materials."  Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10K for the year ended December 31, 2014, to any shareholder of record, or to any shareholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on April 20, 2015.  Any request for a copy of these reports should be mailed to the Secretary, Chembio Diagnostics, Inc., 3661 Horseblock Road, Medford, NY  11763.  Shareholders may also receive copies of these reports by accessing the Company's website at www.chembio.com. We file annual, quarterly and current reports, Proxy Statements and other information in accordance with the Securities Exchange Act of 1934, as amended, with the SEC.  You may read and copy any reports, Proxy Statements or other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  In addition, the materials we file electronically with the SEC are available at the SEC's website at www.sec.gov.  The SEC's website contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.    Information about the operation of the SEC's public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330.

ITEM 1.  ELECTION OF DIRECTORS
At the Annual Meeting, the shareholders will elect five directors to serve as our Board of Directors. Each director will be elected to hold office until the next annual meeting of shareholders and thereafter until his/her successor is elected and qualified. The affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy is required to elect each director. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors. All five nominees currently serve as directors of the Company.
It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors (the "Board") may recommend.
The following table sets forth, with respect to each nominee for director, the nominee's age, positions and offices with the Company, the expiration of the nominee's term as a director, and the year in which the nominee first became a director.  Individual background information concerning each of the nominees follows the table.  For additional information concerning the nominees, including stock ownership and compensation, see "Executive Compensation," "Beneficial Ownership of the Company's Securities By Five Percent Beneficial Owners and Management", and "Certain Transactions With Management And Principal Shareholders."
Name	Age	Position(s) and Office(s) with the Company	Expiration of Term of Director	Initial Date as Director
Katherine L. Davis	58	Director and Chairman of the Board	2015 Annual Meeting	May 2007
Barbara DeBuono	60	Director	2015 Annual Meeting	June 2011
Peter Kissinger	70	Director	2015 Annual Meeting	June 2011
Gary Meller	65	Director	2015 Annual Meeting	March 2005
John J. Sperzel III	51	Chief Executive Officer, President and member of the Board	2015 Annual Meeting	March 2014

John J. Sperzel (51), President, Chief Executive Officer and Director.  Mr. Sperzel was appointed Chief Executive Officer and President of Chembio Diagnostics, Inc. and a member of our Board in March 2014.  Prior to joining the Company, Mr. Sperzel, was the President and CEO of International Technidyne Corporation (ITC) from September 2011 to December 2013.  Mr. Sperzel served as President at Axis-Shield from September 2004 to September 2011.  He also has held senior leadership positions at Bayer Diagnostics (Siemens Dx), Instrumentation Laboratory, and Boehringer Mannheim Diagnostics (Roche Dx). Mr. Sperzel graduated from Plymouth State College in New Hampshire, with a B.S. in Business Administration/Management. He currently serves as an advisor to the board of the Diagnostic Marketing Association, and was the president of the board of that Association in 2007.  Mr. Sperzel's knowledge of, and experience in, the Company's specific business and its industry sector, together with the continuing current knowledge that he is accumulating about the Company in his position as CEO of the Company, made him an excellent candidate for serving on the Board.

Gary Meller M.D. (64), Director.  Dr. Meller was elected to our Board of Directors on March 15, 2005, and currently serves on the Board's Audit, and Nominating And Corporate Governance Committees, including as Chairman of the Audit Committee.  Dr. Meller has been the president of CommSense Inc., a healthcare business development company, since 2001.  CommSense Inc. works with clients in Europe, Asia, North America, and the Middle East on medical information technology, medical records, pharmaceutical product development and financing, health services operations and strategy, and new product and new market development.  From 1999 until 2001 Dr. Meller was the executive vice president, North America, of NextEd Ltd., a leading internet educational services company in the Asia Pacific region.  Dr. Meller also was a limited partner and a member of the Advisory Board of Crestview Capital Master LLC, which was our largest shareholder. Dr. Meller is a graduate of the University of New Mexico School of Medicine and has an MBA from the Harvard Business School.  Dr. Meller's experience in the medical field both domestic and foreign (especially his experience with CommSense Inc.) as well as his financing experience make him an excellent candidate for serving on the board.
Kathy Davis (58), Director and Chair of the Board.  Ms. Davis was elected to the Board in May 2007, and was elected in March 2014 to serve as Chair of the Board.  She currently serves on the Board's Audit, Compensation, and Nominating And Corporate Governance Committees, including as Chair of the Nominating And Corporate Governance Committee.  In 2014, Ms. Davis also served on the Board's CEO Search Committee, and in 2013 she served on the Board's Special Committee for handling certain strategic opportunities.  Since January 2007, Ms. Davis has been the owner of Davis Design Group LLC, a company that provides analytical and visual tools for public policy design.  Previously, from February 2005 to December 2006, she served as the Chief Executive Officer of Global Access Point, a start-up company with products for data transport, data processing, and data storage network and hub facilities.  From October 2003 to January 2005, Ms. Davis was Lieutenant Governor of the State of Indiana, and from January 2000 to October 2003 was Controller of the City of Indianapolis.  From 1989 to 2003, Ms. Davis held leadership positions with agencies and programs in the State of Indiana including State Budget Director, Secretary of Family & Social Services Administration, and Deputy Commissioner of Transportation. From 1982 to 1989 Ms. Davis held increasingly senior positions with Cummins Engine, where she managed purchasing, manufacturing, engineering, and assembly of certain engine product lines.  Ms. Davis also led the startup of and initial investments by a $50 million Indiana state technology fund, serves on the not-for-profit boards of Noble of Indiana, Lumina Foundation for Education, Indianapolis Foundation, Central Indiana Community Foundation, Western Governor's University Indiana, and Indiana University School of Public and Environmental Affairs.  She holds a Bachelor of Science in Mechanical Engineering from the Massachusetts Institute of Technology and an MBA from Harvard Business School.  Ms. Davis has varied experience in business, political and financial areas that made her an excellent candidate for serving on the Board.
Barbara DeBuono M.D., M.P.H. (59), Director. Dr. DeBuono, who was elected to the Company's Board of Directors in June 2011, currently serves on the Board's Compensation and Nominating And Corporate Governance Committees, including as Chair of the Compensation Committee.  Ms. DeBuono is a renowned expert in public health innovation, health policy, education and research. She currently serves as a consultant to both public and private entities involved in healthcare, healthcare policy and healthcare products.  From May 2011 to January 31,2012., Dr. DeBuono served as President and CEO of ORBIS International, which is dedicated to saving sight and eliminating avoidable blindness worldwide with headquarters in New York City.  Previously, from 2009-2011, Dr. DeBuono was Chief Medical Officer, Partner and Global Director of Health and Social Marketing at Porter Novelli, and from 2000-2008 she was Executive Director, Public Health and Government at Pfizer Inc.  Dr. DeBuono has served as Commissioner of Health for the state of New York and as Director of Health in Rhode Island and she was honored by the CDC Foundation in 2005 as one of five Public Health Heroes nationwide.  She serves as adjunct professor at The George Washington University School of Public Health, and is a co-founder of The MAIA Foundation, a charity dedicated to women's health in sub-Saharan Africa. A Fellow of the American College of Physicians, Dr. DeBuono received her B.A. from the University of Rochester, her M.D. from the University of Rochester School of Medicine, and a Masters in Public Health (M.P.H.) from Harvard University School of Public Health.  Dr. DeBuono's experience in and knowledge of, both domestic and international, public health services, public health innovations, and the medical field make her an excellent candidate for serving on the board.
Peter Kissinger, Ph.D. (70), Director. Dr. Kissinger, who was elected to the Company's Board of Directors in June 2011, currently serves on the Company's Audit, and Compensation Committees.  Dr. Kissinger is a scientist, entrepreneur and academic, with a multi-faceted career in biotechnology and biomedical technologies.  He is the founder of Bioanalytical Systems, Inc. (NASDAQ: BASI), which he led from 1974-2007, and is Professor of Chemistry at Purdue University, West Lafayette, Indiana.  Dr. Kissinger's academic research has involved the study of modern liquid chromatography techniques, and in vivo methodology for drug metabolism and the neurosciences.  Dr. Kissinger has published more than 240 scientific papers and is a Fellow of the American Association of Pharmaceutical Scientists and the American Association for the Advancement of Science.  In 2005, he became the Chairman of Prosolia, which markets mass spectrometry innovations for life science, industrial and homeland security applications.  In 2007, he and Candice Kissinger founded Phlebotics, Inc., a medical device company focused on diagnostic information for intensive care medicine. He is a columnist for the trade publication Drug Discovery News. Dr. Kissinger received a B.S. in Chemistry from Union College, Schenectady, N.Y. and a Ph.D. in Analytical Chemistry from the University of North Carolina in Chapel Hill. Dr. Kissinger has knowledge of and experience in biotechnology and biomedical technologies as well as publicly-traded companies, all of which make him an excellent candidate for serving on the board.
Required Vote; Board Recommendation
The affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy is required to elect each director.  The Board of Directors unanimously recommends that the shareholders vote FOR the election of the nominees listed above.

INFORMATION REGARDING THE BOARD OF DIRECTORS
 AND EXECUTIVE OFFICERS
Other Executive Officers
The following table sets forth, with respect to each executive officer, the officer's age, the officer's positions and offices with the Company, the expiration of his term as an officer and the period during which he has served either the Company or Chembio Diagnostic Systems Inc. Additional information regarding employment contracts for Mr. Sperzel, Ms. Klugewicz and Mr. Esfandiari, may be found under "Executive Compensation."
Name	Age	Position With Company	Initial Date as Officer	Expiration of Term
John J. Sperzel III*	51	Chief Executive Officer, President	2014	March 13, 2017
Richard J. Larkin	58	Chief Financial Officer	2003	**
Sharon Klugewicz	47	Chief Operating Officer	2012	May 22, 2015
Javan Esfandiari	48	Sr. VP. of Research & Development	2004	March 5, 2016
Tom Ippolito	52	Vice President of Regulatory Affairs, Quality Assurance and Quality Control	2005	**
Michael Steele	49	Vice President of Sales and Marketing	2012	**
Paul Lambotte	62	Vice President of Product Development	2014	**
___________________________
* Information concerning Mr. Sperzel's background is included under "Item 1. Election of Directors".
** No employment term
Richard J. Larkin (58), Chief Financial Officer.  Mr. Larkin joined Chembio Diagnostic Systems, Inc. in September 2003, and serves as Chief Financial Officer (CFO). Prior to joining the company, Mr. Larkin served as CFO at Visual Technology Group. He previously served as CFO at Protex International Corporation. Mr. Larkin received a BBA in Accounting from Dowling College and is a member of the American Institute of Certified Public Accountants.
Sharon Klugewicz (47), Chief Operating Officer.  Ms. Klugewicz joined Chembio Diagnostic Systems, Inc. in September 2012, and serves as Chief Operating Officer (COO). Prior to joining the company, Ms. Klugewicz served as Sr. Vice President, Scientific & Laboratory Services at Pall Corporation. She previously held a number of positions in the Pall Life Science Division, including experience in global Quality Operations, Field Technical Service, Marketing, and Product Management. Ms. Klugewicz received a B.S. in Neurobiology from Stony Brook University and a M.S. in Biochemistry from Adelphi University.
Javan Esfandiari (48), Executive VP of Research and Development.  Mr. Esfandiari joined Chembio Diagnostic Systems, Inc. in February 2000, and serves as Senior Vice President, Research & Development. Prior to joining the company, Mr. Esfandiari co-founded Sinovus Biotech AB, a Swedish biotech company where he served as Director of R&D until Chembio acquired Sinovus. He previously served as Director of R&D for On-Site Biotech. Mr. Esfandiari is the inventor of Chembio's patented Dual Path Platform (DPP®) technology and developed more than 30 rapid point-of-care diagnostic products in the human and veterinary fields. Mr. Esfandiari received a B.S. in Clinical Chemistry and studied to M. Sc. Level in Molecular Biology from Lund University, Sweden.
Tom Ippolito (52), VP of Regulatory Affairs, QA and QC.  Mr. Ippolito joined Chembio Diagnostic Systems, Inc. in June 2005, and serves as Vice President, Regulatory Affairs. Prior to joining the company, Mr. Ippolito served as Vice President, Regulatory and Quality at Biospecifics Technologies. He previously held a number of positions with United Biomedical, Biospecifics, Merck, Rhone Merieux, Organon Teknika, Analytab Products Inc., and Olympus. Mr. Ippolito holds the position of Course Director of the Fundamentals of Bioscience Program at the State University of Stony Brook and is the instructor for clinical development and regulatory affairs.
Michael Steele (49), VP of Sales, Marketing & Business Development.  Mr. Steele joined Chembio Diagnostic Systems, Inc. in August 2012, and serves as Vice President, Sales/Marketing/Business Development. Prior to joining the company, Mr. Steele served as Vice President, Business Development of Seracare Life Sciences, Inc., a global provider of products and services to in-vitro diagnostic and biopharmaceutical manufacturers. He previously held leadership positions at Serologicals Corporation, Corautus Genetics Inc., and Life Therapeutics Ltd. Mr. Steele received a B.S. in Psychology and a Master of Business Administration from James Madison University.
Paul Lambotte (63), VP Product Development.  Mr. Lambotte joined Chembio Diagnostic Systems, Inc. in December 2014, and serves as Vice President of Product Development.  Prior to joining the company, Mr. Lambotte was President of PLC Inc., a POC product development consulting company. He previously served as Chief Science Officer at Axxin Pty Ltd, held positions of VP of R&D and Business Development at Quidel Corporation, and held a number of positions at Beckman Coulter and Hybritech Inc. Mr. Lambotte is the inventor of several patents in the field of rapid, point-of-care diagnostic products. He received a Master in Biochemistry and a PhD in Protein Biochemistry from the University of Mons, Belgium, and did post-doctoral work at the Ludwig Institute for Cancer research in Brussels, Belgium.
Each of our officers serves at the pleasure of the Board of Directors. There are no family relationships among our officers and directors.

Certain Transactions with Management and Principal Shareholders
On February 25, 2013, the Company granted options to purchase the following numbers of shares of the Company's common stock set forth below to the executive officers of the Company named below. The exercise price for these options was the last traded market price for the Company's common stock on February 26, 2013, which was $5.56 per option. The options become exercisable on the effective date of the grant. Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee's employment with the Company or (b) the fifth anniversary of the effective date of grant.
Name of Executive Officer	Number of Shares of Common Stock Options
Richard Bruce - Vice President of Operations	1,520
Javan Esfandiari – Executive Vice President of R&D	4,765
Tom Ippolito - Vice President of Regulatory Affairs, QA & QC	1,775
Richard J. Larkin – Chief Financial Officer	1,670
Lawrence A. Siebert – Chief Executive Officer	5,215
Michael Steele – Vice President of Sales and Marketing	785
Sharon Klugewicz – Chief Operating Officer	630

The Company entered into an employment agreement effective March 5, 2013, with Mr. Esfandiari to continue as the Company's Senior Vice President of Research and Development for an additional term of three years through March 5, 2016.  The Company also entered into an employment agreement effective May 22, 2013, with Ms. Sharon Klugewicz to serve as Chief Operating Officer for a term of two years.  Effective April 19, 2013, the employment agreement of Mr. Siebert to serve as Chief Executive Officer was extended for one year, through May 11, 2014.  In September 2013, Mr. Siebert announced his intention to retire from the Company no later than the expiration in May 2014 of the then-current term of his employment agreement.  Mr. Siebert has entered into a six-month Consulting Agreement with the Company.  On March 13, 2014, Chembio Diagnostics, Inc. (the "Company") entered into an employment agreement (the "Employment Agreement") with Mr. John J. Sperzel III to serve as Chief Executive Officer of the Company beginning on March 13, 2014, and Mr. Siebert retired from his positions with the Company and entered into a six-month Consulting Agreement with the Company.  See "EXECUTIVE COMPENSATION" under Item 1 for more details.
Approval of Transactions with Related Persons
The Board of Directors reviews all transactions involving us in which any of our directors, director nominees, significant shareholders and executive officers and their immediate family members are participants to determine whether such person has a direct or indirect material interest in the transaction. All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest. Such proposed transaction is then reviewed by either the Board as a whole or the Audit Committee, which determines whether or not to approve the transaction. After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the Company and its shareholders.
Director Independence
Our common stock trades on the NASDAQ.  Accordingly, we are subject to the corporate the governance standards of NASDAQ, which require, among other things, that the majority of the board of directors be independent. We define an "independent" director in accordance with the NASDAQ Global Market's requirements for independent directors.  Under this definition, we have determined that each of Katherine Davis, Barbara DeBuono, Peter Kissinger, and Gary Meller currently qualify as independent directors. We do not list the "independent" definition we use on our internet website.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  The Company believes that during the year ended December 31, 2014, each person who was an officer, director and beneficial owner of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements.
Board of Directors and Committees
The Board of Directors held twelve meetings during the fiscal year ended December 31, 2014 and each director participated in at least 75% of those meetings and of meetings of the committees on which he/she served.  Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's annual meeting of shareholders, the Company encourages each director to attend.  Mr. Siebert was the only member of the Board of Directors who was present at last year's annual meeting of shareholders.
Audit Committee
The Company's Audit Committee met four  times in 2014 and currently consists of Gary Meller (Chair), Katherine L. Davis, and Peter Kissinger.  The Board of Directors has determined that Dr. Meller is an "audit committee financial expert," as defined under the rules of the SEC.  Each of the members of the Audit Committee is deemed "independent" in accordance with the NASDAQ Global Market's requirements for independent directors.  The Audit Committee oversees, reviews, acts on and reports to our Board of Directors on various auditing and accounting matters including:  the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, and the performance of our independent accountants.  A copy of the Committee's charter is available on the Company's website at www.chembio.com
Compensation Committee
The Company's Compensation Committee met four times in 2014 and currently consists of Barbara DeBuono (Chair), Katherine L. Davis, and Peter Kissinger.  Each of the Compensation Committee members is deemed "independent" in accordance with the NASDAQ Global Market's requirements for independent directors.  The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers.  The Compensation Committee also administers our incentive compensation plan.  The Compensation Committee's charter is available on the Company's website at www.chembio.com.  The Compensation Committee does not currently delegate its authority to any other party, and does not currently engage any compensation consultants to determine the amount or form of executive and director compensation.  Executive officers do not play a role in the determination or recommendation of the form or amount of any executive compensation paid.

Nominating And Corporate Governance Committee
The Company's Nominating And Corporate Governance Committee currently consists of Katherine L. Davis (Chair), Barbara DeBuono, and Gary Meller.  Each member of the committee is deemed "independent" in accordance with the NASDAQ Global Market's requirements for independent directors.  The Committee (i) identifies individuals qualified to become members of the Board of Directors, (ii) recommends director candidates to the Company's Board of Directors, (iii) reviews, develops, updates as necessary, and recommends to the Company's Board of Directors corporate governance principles and policies, and (iv) monitors compliance with such principles and policies.  The Committee's Charter is available on the Company's website at www.chembio.com.  All the nominees for director included in this proxy statement were recommended by the Nominating And Corporate Governance Committee, which is comprised entirely of non-management directors.  The Nominating And Corporate Governance Committee met one time in 2014.
To be considered for nomination by the Board at the next annual meeting of shareholders, the nominations must be made by shareholders of record entitled to vote.  Shareholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company's principal business address, not less than 60 days nor more than 90 days prior to any meeting of the shareholders at which directors are to be elected.  Each notice of nomination of directors by a shareholder shall set forth the nominee's name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of the Company's common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company shareholder.
Shareholder Communications
Shareholders wishing to send communications to the Board may contact Katherine L. Davis, our Board Chair, at the Company's principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.
Leadership Structure of the Board
Previously, our chief executive officer (the "CEO") served as both the CEO and Chairman of the Board (the "Chairman").  However, when our previous CEO and Chairman retired, the Board re-evaluated the leadership structure of the Board and determined that separating the positions of CEO and Chairman was the best structure to fit the Company's then-current needs.  It was determined that this structure was preferable at this time given the recent hiring of the new CEO and the fact this structure provides a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.  However, our Board has no fixed policy with respect to the separation of the offices of the Chairman and CEO. Our Board retains the discretion to make this determination on a case-by-case basis from time to time as it deems in the best interests of the Company and our stockholders at any given time.

 Risk Management
Management is responsible for assessing and managing the Company's exposure to various risks.  At least annually, the Company goes through its assessment process to identify risk and develop plans to address them.  This process is led by the Chief Financial Officer.  The Audit Committee has oversight responsibility to review management's risk management process, including the policies and guidelines used by management to identify, assess and manage the Company's exposure to risk.  The Chief Financial Officer reports directly to the Audit Committee at least quarterly to provide an update on management's efforts to manage risk.  The Audit Committee also has oversight responsibility for financial risks.  The Board of Directors has oversight responsibility for all other risks.
Diversity
The Board recognizes the importance of diversity in business experience, education, and professional skills in selecting nominees for director.  The Board does not, however, have a formal policy concerning the consideration of diversity.

Audit Committee Report
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either of such Acts.
The Audit Committee oversees the Company's financial reporting process.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and the unaudited financial statements included in the Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2014.
The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the auditors with the Committee under Statement on Auditing Standard No.16, as amended. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter that the Committee received from the auditors that is required by the PCAOB independence standards.  The Committee considered whether the auditors' providing services on behalf of the Company other than audit services is compatible with maintaining the auditors' independence.
The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits.  The Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.
In reliance on the reviews and discussions referred to above, the Committee approved and recommended to the Board inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.
The Audit Committee
Katherine Davis (Chair during period of approval of audited financial statements)
Gary Meller (Current Chair)
Peter Kissinger

April 20, 2015

EXECUTIVE COMPENSATION
The following table summarizes all compensation recorded by the Company in each of the last two completed fiscal years for our principal executive officer and our two most highly compensated executive officers other than our principal executive officer whose annual compensation exceeded $100,000.

Name /		Salary[1]	Bonus[2]	Stock	Option Awards[3]	All Other Compensation[6]	Total
Principal		($)	($)	Awards	($)	($)	($)
Position	Year			($)
John J. Sperzel[4]	2014	$298,558	$-	$-	$669,625	$-	$968,183
CEO	2013	n/a	n/a	n/a	n/a	n/a	n/a

Lawrence A. Siebert[5,7]	2014	$84,703	$87,000	$-	$-	$147,462	$319,165
CEO	2013	$290,000	$50,750	$-	$21,610	$10,240	$372,600

Javan Esfandiari	2014	$315,000	$90,000	$-	$-	$9,825	$414,825
CSTO	2013	$292,462	$44,625	$-	$141,078	$8,697	$486,862

Sharon Klugewicz	2014	$259,616	$75,000	$-	$-	$4,182	$338,798
COO	2013	$233,642	$5,950	$-	$18,551	$3,542	$261,685

1 Salary is total base salary.  John Sperzel's salary reflects his base pay from commencement of his employment on March 13, 2014 until the end of 2014.
2 Bonuses earned in 2014 were partially based on reaching certain objectives, which included revenue dollar levels and operating profit levels.  Additional amounts earned were discretionary.
3 The estimated fair value of any option or common stock granted was determined in accordance with ASC 718, "Stock-Based Payment".
4 Mr. Sperzel also serves as a director on the Company's board of directors.  Mr. Sperzel does not receive any compensation for this director role.
5 Mr. Siebert also served as a director on the Company's board of directors until March 13, 2014.  Mr. Siebert did not receive any compensation for this director role.
6 Other compensation includes an employer match to 401(K) contributions and car allowances where applicable.
7 Mr. Siebert served as Chief Executive Officer of the Company until March 13, 2014, for which he received a salary at the annual rate of $290,000.  From March 13, 2014 to September 13, 2014, Mr. Siebert was a consultant to the Company pursuant to a six-month agreement for which he received total compensation of $145,000.  These consulting fees are included in the table under "All Other Compensation".

Employment Agreements
Mr. Sperzel.  Effective March 13, 2014 (the "Effective Date"), the Company entered into an Employment Agreement with John J. Sperzel III to serve as the Company's CEO for a term of three years.  Mr. Sperzel's annual base salary is $375,000, with the possibility of a discretionary, performance-based annual cash bonus of up to 40% of his base salary.  The Employment Agreement also provides for a grant of 250,000 options to purchase shares of the Company's common stock, 43,132 of which will be incentive stock options under the Company's 2008 Stock Incentive Plan (the "Plan"), and 206,868 of which will be non-qualified stock options. The options will become exercisable at the rate of 50,000 shares per year for each of the first through the fifth anniversary of the Effective Date.  In the event Mr. Sperzel's employment is terminated by reason of disability or for "cause," as defined in the Employment Agreement, all compensation, including his base salary, his right to receive a performance bonus, and the vesting of any unvested options, will cease as of his termination date, and Mr. Sperzel will receive no severance benefits.  If the Company terminates Mr. Sperzel's employment without cause or Mr. Sperzel terminates his employment for a reasonable basis, as defined in the Employment Agreement (which includes involuntary termination within a six-month period upon a "Change of Control"), then the Company will pay Mr. Sperzel his base salary for a period of six months as severance and all of his unvested stock options immediately shall become vested.  The Employment Agreement also contains provisions prohibiting Mr. Sperzel from (i) soliciting the Company's employees for a period of 24 months following his termination, (ii) soliciting the Company's customers, agents, or other sources of distribution of the Company's business for a period of twelve months following his termination, and (iii) except where termination is involuntary upon a "Change in Control," engaging or participating in any business that directly competes with the business activities of the Company in any market in which the Company is in business or plans to do business during the period in which he is entitled to severance, or for a period of six months if he is not entitled to severance payments under the Employment Agreement. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement.
Mr. Esfandiari.  The Company entered into an employment agreement effective March 5, 2013 (the "Employment Agreement"), with Mr. Esfandiari to continue as the Company's Senior Vice President of Research and Development for an additional term of three years through March 5, 2016.  Mr. Esfandiari's salary under the Employment Agreement is $300,000 for the first year, with possible increases for the second year and /or for the third year.  Mr. Esfandiari is eligible for a performance-based bonus of up to 50% of his base salary for each respective year, which is in the same proportions as described below under "Executive Bonus Plan".  The Company also granted Mr. Esfandiari, pursuant to the Company's 2008 Stock Incentive Plan, incentive stock options to purchase 30,000 shares of the Company's common stock. The price per share of these options is equal to the fair market value of the Company's common stock as of the close of the market on March 5, 2013, which is the date on which the Agreement was effective. Of these stock options, options to purchase 10,000 shares vest on each of the first three anniversaries of the effective date of the Employment Agreement.  Mr. Esfandiari is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company's executives during the term of Mr. Esfandiari's employment agreement.  If Mr. Esfandiari's employment agreement is terminated by the Company without cause, or if Mr. Esfandiari terminates his employment agreement for a reasonable basis, as defined in the Employment Agreement, including within 12 months of a change in control, the Company is required to pay as severance Mr. Esfandiari's salary for twelve months.

Ms. Klugewicz.  The Company entered into an employment agreement dated May 22, 2013 with Ms. Klugewicz (the "Employment Agreement"), effective May 22, 2013 (the "Effective Date").  The Agreement provides that she will serve as the Company's COO for a term of two years. Ms. Klugewicz will receive an annual salary of $250,000, with the option of a discretionary, performance-based annual cash bonus of up to 37.5% of her base salary. The Employment Agreement also provides for a grant of 5,000 options to purchase shares of the Company's common stock, vesting at a rate of 2,500 shares on each of the first and second anniversaries of the Effective Date. In the event Ms. Klugewicz's employment is terminated by reason of disability or for "cause", as defined in the Employment Agreement, all compensation including her base salary, her right to receive a performance bonus, and the vesting of any unvested options, will cease as of her termination date, and Ms. Klugewicz will receive no severance benefits. If the Company terminates Ms. Klugewicz's employment without cause or Ms. Klugewicz terminates her employment for a reasonable basis, as defined in the Employment Agreement (which definition includes involuntary termination within a six-month period upon a "Change of Control"), then the Company will pay Ms. Klugewicz her base salary for a period of six months as severance, and all her unvested stock options shall immediately become vested. The Employment Agreement also contains provisions prohibiting Ms. Klugewicz from (i) soliciting the Company's employees for a period of twenty-four months following her termination, (ii) soliciting the Company's customers, agents, or other sources of distribution of the Company's business for a period of twelve months following her termination, and (iii) for a period of twelve months following termination of this Agreement, except where termination is involuntary upon a "Change in Control," engaging or participating in any business that directly competes with the business activities of the Company in any market in which the Company is in business or plans to do business. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement.
Neither Mr. Larkin, Mr. Ippolito, Mr. Lambotte nor Mr. Steele has an employment contract with the Company.
Executive Bonus Plan
The Company has established a bonus plan for its executives who do not have a contract. For the fiscal year ended December 31, 2014, there were three executives eligible for this bonus plan.  Each executive can earn up to 25% of that executive's salary in the form of a cash bonus.  The Compensation Committee determined that 80% of the executive's bonus will be quantitative factors, based on the budget, and the other 20%, which will be based on other factors, will be discretionary.  For 2014, the quantitative 80% portion of the plan called for attaining certain revenue goals, and for attaining certain operating profit goals.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2014

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Option Vesting Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Foot- note
John J. Sperzel		25,000	$3.4163	3/21/2021	3/13/2015			5
		25,000	3.4163	3/21/2021	3/13/2015			2
		18,132	3.4163	3/21/2021	3/13/2016			5
		31,868	3.4163	3/21/2021	3/13/2016			2
		50,000	3.4163	3/21/2021	3/13/2017			2
		50,000	3.4163	3/21/2021	3/13/2018			2
		50,000	3.4163	3/21/2021	3/13/2019			2

Javan Esfandiari	10,000		5.44	3/5/2018	3/5/2014			1
		10,000	5.44	3/5/2018	3/5/2015			1
		10,000	5.44	3/5/2018	3/5/2016			1
	4,765		5.56	2/26/2018	2/26/2013			4
	7,969		4.00	2/16/2017	2/16/2012			3
	12,500		2.16	3/4/2015	3/5/2013			1
	12,500		2.16	3/4/2015	3/5/2012			1
	12,500		2.16	3/4/2015	3/5/2010			1

Sharon Klugewicz	2,500		4.50	5/22/2018	5/22/2014			1
		2,500	4.50	5/22/2018	5/22/2015			1
	630		5.56	2/26/2018	2/26/2013			4
	12,000		4.45	9/4/2017	9/4/2013			5
	12,000		4.45	9/4/2017	9/4/2014			5
		12,000	4.45	9/4/2017	9/4/2015			5

1 Options issued in connection with an employment contract and under the 2008 Stock Incentive Plan.
2 Options issued in connection with the start of employment with the Company and not under a Plan.
3 On February 16, 2012, the Company determined to grant on February 16, 2012, to certain employees of the Company, options to purchase an aggregate of 203,125 shares of the Company's common stock. The exercise price for these options was the last traded market price for the Company's common stock on February 16, 2012, which was $4.00 per share. The options become exercisable on the effective date of the grant. Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee's employment with the Company or (b) the fifth anniversary of the effective date of grant.

4 On February 26, 2013, the Company determined to grant on February 26, 2013 to certain employees of the Company, options to purchase an aggregate of 16,360 shares of the Company's common stock. The exercise price for these options was the last traded market price for the Company's common stock on February 26, 2013, which was $5.56 per share. The options become exercisable on the effective date of the grant. Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee's employment with the Company or (b) the fifth anniversary of the effective date of grant.

5 Options issued in connection with the start of employment with the Company and under the 2008 Stock Incentive Plan.

Director Compensation

Effective January 1, 2015, all non-employee directors are paid $25,000 annual fee in semi-annual payments, and once every five years, on the date of the annual meeting of shareholders at which directors are elected or re-elected (every 5 years), receive stock options to acquire, subject to vesting as described below, 46,875 shares of the Company's common stock, with an exercise price equal to the market price on the date of the grant.  Stock options to acquire 9,375 shares become exercisable on the date of grant, and options to acquire an additional 9,375 shares become exercisable on the date of each of the four succeeding annual meetings of shareholders if and to the extent that the non-employee director is reelected as a director at each such annual meeting.  Beginning in April 2014, the non-employee board chair was paid a monthly fee of $6,500, and as of January 1, 2015, this monthly fee was adjusted to $4,167.  The audit committee chair is paid an annual fee of $2,500, paid semi-annually.  In addition, the non-employee directors are paid $1,000 for each board of directors' meeting attended, and paid $500 for each telephonic board of directors meeting.  The non-employee directors who are members of a committee of the board of directors are paid $500 for each committee meeting attended, or $750 for each committee meeting attended if that non-employee director is the committee chair.  Directors also may be paid for serving on ad hoc committees of the Board.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($) [1]	Option Awards ($) [2]	Total ($)
Katherine L. Davis	$105,750	$80,822	$186,752

Barbara DeBuono	52,000	-	52,500

Pete Kissinger	46,500	-	46,500

Gary Meller	31,000	80,822	111,822

1 Fees earned or paid in cash represents a yearly fee and fees for meeting expenses: (a) Ms. Davis received an $18,000 annual fee as a member of the board of directors, a $6,500 monthly fee as chair from April 2014 through December 2014 aggregating $58,500, in addition to $18,000 in fees as a member of the CEO Search Committee and $11,250 in meeting fees earned during 2014; (b) Dr. DeBuono received an $18,000 annual fee as a member of the board of directors, $24,000 in fees as chairperson of the CEO Search Committee and 10,000 in meeting fees; (c) Dr. Kissinger received an $18,000 annual fee as a member of the board of directors, $18,000 in fees as a member of the CEO Search Committee and $10,500 in meeting fees; and (d) Dr. Meller received an $18,000 annual fee as a member of the board of directors, $2,500 in fees as chairperson of the Audit Committee and $10,500 in meeting fees.
2 Each non-employee member of the board of directors is granted, once every five years, the right to purchase 46,875 shares of the company's common stock with an exercise price equal to the market price on the date of the grant as part of annual non-employee board compensation. One-fifth of these options are exercisable on the date of grant, one-fifth become exercisable on the first anniversary of the date of grant, and additional one-fifths become exercisable on the second through fourth anniversaries of the date of grant. The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model.

Compensation Committee Interlocks and Insider Participation
No executive officer of the Company served as a member of the Board of any other public company during the year ended December 31, 2014. No member of the Compensation Committee served as an executive officer of any other public company during the year ended December 31, 2014. No interlocking relationship exists between the members of our Compensation Committee and the Board or compensation committee of any other company.  As of April 20, 2015, the members of the Compensation Committee were Barbara DeBuono (Chairman), Katherine Davis, and Peter Kissinger, each of whom is deemed by the Board of Directors to be independent.
ITEM 2.  PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLP
AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT
On May 25, 2011, the Company, through and with the approval of the Audit Committee of the Company's Board of Directors engaged BDO USA, LLP ("BDO") as its independent registered public accounting firm.  BDO was engaged to be the Company's principal auditor for the fiscal year ended December 31, 2014.
It is expected that one or more representatives of BDO will be present, or available by phone, at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so.  They also will be available to respond to appropriate questions from shareholders.
Principal Accountant Fees and Services
Audit Fees

For the years ended December 31, 2014 and 2013 the Company engaged BDO as its independent accounting firm to perform an audit of the Company's annual financial statements included on Form 10-K, including reviews of the quarterly financial statements and assistance with and review of documents filed with the SEC, for $133,700 and $159,950 respectively in fees.

Audit-Related Fees

For the years ended December 31, 2014 and 2013, the Company's independent accounting firm, BDO, did not provide the Company with any assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements that are not reported above under "Audit Fees."

Tax Fees

For the years ended December 31, 2014 and 2013, the Company's independent accounting firm, BDO, billed the Company $18,350 and $17,500, respectively for professional services for tax compliance, tax advice and tax planning.

All Other Fees

For the years ended December 31, 2014 and 2013, the Company's independent accounting firm, BDO, did not provide the Company with any services for matters other than those described above.

Audit Committee Pre-Approval Policies

The Audit Committee approves in advance all audit and non-audit services performed by the independent accounting firm.  There are no other specific policies or procedures relating to the pre-approval of services performed by the independent accounting firm.

Required Vote; Board Recommendation
In order to ratify the selection of auditors, the number of votes cast in favor of ratification must exceed the number of votes cast in opposition to ratification.  There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes that it is of sufficient importance to seek ratification.  Regardless of whether the proposal is approved or defeated, the Board may reconsider its selection of BDO.
The Board of Directors recommends that the shareholders vote FOR ratifying the selection of the certified public accounting firm of BDO USA, LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2015 or until the Board of Directors, in its discretion, replaces them.

ITEM 3.  ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are providing our shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our "named executive officers".  As stated in the Proxy Statement, based on 2014 compensation, our "named executive officers" are Lawrence A. Siebert, former CEO and former President, Javan Esfandiari, Executive VP of R&D, and Sharon Klugewicz, Chief Operating Officer.  This proposal, which is often referred to as a "say-on-pay" proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act.  The Board of Directors is providing shareholders with the opportunity to cast an advisory vote on the compensation of our "named executive officers." This proposal gives you, as a shareholder, the opportunity to endorse or not endorse executive compensation programs and policies and the compensation paid to our named executive officers as disclosed in this Proxy Statement.
The Compensation Committee's compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement, reward past performance, provide incentives for future performance, and align the interests of the executive officers with the interests of our shareholders. The Board is asking shareholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and competitive with those of other companies in our industry.
The Board is asking shareholders to cast a non-binding, advisory vote "FOR" the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading "Executive Compensation" included in this Proxy Statement. Accordingly, we are asking our shareholders to approve the following advisory resolution at our 2015 Annual Meeting:
RESOLVED, that the Company's shareholders, hereby approve, on an advisory basis, the compensation paid to the Company's "named executive officers" as set forth pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure under the heading "Executive Compensation" all as contained in the Company's 2015 Proxy Statement for the 2015 Annual Meeting of Stockholders.
Although the say-on-pay vote we are asking you to cast is non-binding, and the results of this vote will not require the Board or the Compensation Committee to take any action regarding executive compensation, the Board and the Compensation Committee value the views of our shareholders and carefully will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.
Board Recommendation
The Board of Directors recommends that stockholders vote "FOR" the compensation paid to our named executive officers.
Comments Concerning Advisory Vote on Frequency Of Stockholder Say-On-Pay Voting
In accordance with Section 14A of the Exchange Act, the Board may ask stockholders to cast a non-binding, advisory vote on how frequently we should have stockholder say-on-pay votes.  We are required to hold this advisory vote at least once every six years, although our Board can determine to hold such a vote sooner.  When that occurs, stockholders may vote to hold say-on-pay votes every one, two or three years.  At the 2013 Annual Meeting Of Stockholders, the stockholders voted to have a stockholder say-on-pay vote every year.  The Board has determined not to hold an advisory vote on the frequency of stockholder say-on-pay voting this year, and to continue with adherence with the stockholders' vote at the 2013 Annual Meeting Of Stockholders.

ANNUAL REPORT TO SHAREHOLDERS
Included with this Proxy Statement is the Company's Annual Report on Form 10K for the year ended December 31, 2014.
RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS;
Under Rule 14a-8(e) of the Securities Exchange Act of 1934, in order to be considered for inclusion in the Proxy Statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2015 fiscal year, proposals by individual stockholders must be received by us no later than December 30, 2015, which is 120 calendar days prior to April 28, 2016.  However, if the date of our next annual meeting of shareholders is changed by more than 30 days from the date of this year's Annual Meeting, then the deadline will be a reasonable time before we begin to print and send our proxy materials for the next annual meeting of shareholders.
In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2015 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than March 14, 2016, which is 45 calendar days prior to April 28, 2016.
OTHER BUSINESS
The Board of Directors is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.
* * * * *
This Notice and Proxy Statement is sent by order of the Board of Directors.
Dated:  April 21, 2015                                                         /s/ John J. Sperzel III
John J. Sperzel III, President, Chief Executive Officer
* * * * *

PROXY

CHEMBIO DIAGNOSTICS, INC.
For the Annual Meeting of Shareholders on June 18, 2015
Proxy Solicited on Behalf of the Board of Directors
The undersigned hereby appoints John J. Sperzel III, Richard J. Larkin, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all the powers that the undersigned would possess if personally present at the Annual Meeting of Shareholders of Chembio Diagnostics, Inc. (the "Corporation"), to be held at 10:00 a.m. (local time) on June 18, 2015, at the office of the Corporation, 3661 Horseblock Road, Medford, New York 11763, or any adjournments thereof, on the following matters:
[X] Please mark votes as in this example.
1.                To elect the following five directors:
Nominees:
Katherine L. Davis
 Barbara DeBuono
Peter Kissinger
Gary Meller
 John J. Sperzel III
FOR ALL NOMINEES [ ]
WITHHELD AUTHORITY FOR ALL NOMINEES [ ]
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE [ ]
Instruction: To withhold authority to vote for any individual nominee, strike-out the name of that nominee by putting a line through that nominee's name in the above list.

2.                To ratify the selection of BDO USA, LLP as the Corporation's independent public accountants.
[ ] FOR                                                    [ ] AGAINST                                                                      [ ] ABSTAIN
3.  Advisory vote to approve the compensation paid to the Company's named executive officers as described in the Company's 2015 Proxy Statement for the 2015 Annual Meeting of Shareholders.
[ ] FOR                                                    [ ] AGAINST                                                                      [ ] ABSTAIN
(Continued and to be signed on the reverse side)

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4.                In their discretion, to vote upon an adjournment or postponement of the meeting.
[ ] YES                                                                       [ ] NO                                                                      [ ] ABSTAIN
5.                In their discretion, to vote upon such other business as may properly come before the meeting.
[ ] YES                                                                         [ ] NO                                                                      [ ] ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FOR EACH OF THE PROPOSALS.

UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE AND VOTED "FOR" ALL THE OTHER PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO THOSE MATTERS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. YOUR SIGNATURE ACKNOWLEDGES PRIOR RECEIPT OF THE NOTICE OF MEETING, PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS.
Number of voting shares:
Dated:                            _________________________________________________
Signature: ______________________________________________
Signature (2d owner, if any): _______________________________
 (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW: [ ]
NEW ADDRESS (if applicable): ____________________________________
____________________________________
____________________________________

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